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                           GROUP VARIABLE CONTRACTS
                           SEPARATE ACCOUNT ELEVEN
                                  STANDARD
                       HARTFORD LIFE INSURANCE COMPANY

                              FILE NO. 333-72042

      SUPPLEMENT DATED MARCH 13, 2006 TO THE PROSPECTUS DATED MAY 1, 2005

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              SUPPLEMENT DATED MARCH 13, 2006 TO YOUR PROSPECTUS

                           Delay of AIM Fund Merger

    We previously notified you that the Board of Trustees of AIM Funds approved a proposal to merge the AIM Small Company Growth Fund into the AIM Small Cap Growth Fund.

    The merger, which was originally expected to be completed on or about March 27, 2006, is now expected to be completed on or about April 7, 2006.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5964